UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 24, 2006
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	000-23993 (Commission File Number)	33-0480482 (IRS Employer Identification No.)
16215 Alton Parkway, Irvine, California 92618
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 450-8700
Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 24, 2006 Broadcom Corporation decided to suspend purchasing shares of its Class A common stock under the share repurchase program that it adopted in February 2005 and amended in January 2006. The suspension will be in effect until after the company has filed its restated financial statements and amended periodic reports with the Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION, a California corporation
July 28, 2006	By:	/s/ Bruce E. Kiddoo
Bruce E. Kiddoo
Vice President and Corporate Controller